                                                                     Exhibit 4.4

                                                                       EXHIBIT C

                      REGISTRATION RIGHTS AGREEMENT JOINDER

            Reference is made to the Securities Purchase Agreement dated as of September 28, 1999 ("Purchase Agreement") by and among FiberNet Telecom Group, Inc. (the "Company") and the purchasers named therein ("September Purchasers") pursuant to which each such September Purchaser shall execute this Joinder.

            By execution of this Joinder, the undersigned agree that the September Purchasers listed on ANNEX I hereto shall each become a party to that certain Registration Rights Agreement dated as of May 7, 1999 ("Registration Rights Agreement") attached hereto, among the Company and certain of its stockholders listed therein. The undersigned agree that each September Purchaser shall have all rights, and shall observe all of the obligations, applicable to a Purchaser (as defined in the Registration Rights Agreement).

            The undersigned agree that this Joinder shall become effective as of the date of the Purchase Agreement.

                                SIGNAL EQUITY PARTNERS, L.P.

                                By:  Signal Equity Advisors, L.P.
                                Its:  General Partner

                                By:  Signal Equity Advisors, Inc.
                                Its:  General Partner


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                EXETER CAPITAL PARTNERS IV, L.P.

                                By:   Exeter IV Advisors, L.P.
                                Its:  General Partner

                                By:   Exeter IV Advisors, Inc.
                                Its:  General Partner


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                EXETER EQUITY PARTNERS, L.P.

                                By:   Exeter Equity Advisors, L.P.
                                Its:  General Partner

                                By:   Exeter Equity Advisors, Inc.
                                Its:  General Partner


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                WATERVIEW PARTNERS, LP

                                By: BRCM LLC
                                Its: General Partner


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                BURDEN DIRECT INVESTMENT FUND III

                                By: William A.M. Burden & Co., L.P.
                                Its:  Managing General Partner

                                By:  Burden Brothers, Inc.
                                Its:  Sole General Partner


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:

                                PENNY LANE PARTNERS, L.P.

                                By:  Penny Lane Associates, L.P.
                                Its:  General Partner

                                By:  Penny Lane, Inc.
                                Its:  General Partner


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                MADISON INVESTMENT PARTNERS II LP

                                By:   Madison Investment Partners II LLC
                                Its:  General Partner


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                ----------------------------------------
                                Howard M. Bergtraum

                                DELTA OPPORTUNITY FUND, LTD.


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                DELTA OPPORTUNITY FUND (INSTITUTIONAL), LLC

                                By: DIAZ & ALTSCHUL MANAGEMENT, LLC


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                OVERBROOK FUND I, LLC


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                ----------------------------------------
                                Reinaldo M. Diaz

                                FIBER ISLAND, LLC


                                By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                ----------------------------------------
                                Gordon R. Caplan


                                ----------------------------------------
                                Robert I. Bodian

Dated this ____ day of September, 1999

Acknowledged and accepted this
____ day of September 1999


FIBERNET TELECOM GROUP, INC.


By: ___________________________
    Name:  Michael S. Liss
    Title:  President and CEO


SIGNAL EQUITY PARTNERS, L.P.
as Majority in Interest

By:  Signal Equity Advisors, L.P.
Its:  General Partner

By:  Signal Equity Advisors, Inc.
Its:  General Partner


By: ___________________________
    Name:  Timothy P. Bradley
    Title:  President

                                                                         ANNEX I

                              SEPTEMBER PURCHASERS

------------------------------------------------------------------------------------------
Signal Equity Partners, L.P.
10 E. 53rd Street                      Penny Lane Partners, L.P.
32nd Floor                             767 Fifth Avenue
New York, NY  10022                    New York, NY 10153
Attn:  Timothy Bradley                 Attn:  William R. Denslow, Jr.
Telephone:  (212) 872-1180             Telephone:  (212) 980-4292
Telecopier:  (212) 872-1192            Telecopier:  (212) 319-6046

------------------------------------------------------------------------------------------

Waterview Partners, LP                 Gordon R. Caplan
1114 Avenue of the Americas            c/o O'Sullivan Graev & Karabell, LLP
38th Floor                             30 Rockefeller Plaza
New York, NY  10036                    New York, NY  10112
Attn:  William Vrattos                 Telephone:  (212)  408-2400
Telephone:  (212) 277-5641             Telecopier:  (212) 408-2420
Telecopier:  (212) 354-4643

------------------------------------------------------------------------------------------

Exeter Capital Partners IV, L.P.       Robert I. Bodian
c/o The Exeter Group                   c/o O'Sullivan Graev & Karabell, LLP
10 E. 53rd Street                      30 Rockefeller Plaza
New York, NY  10022                    New York, NY  10112
Attn:  Keith Fox                       Telephone:  (212)  408-2400
Telephone:  (212) 872-1172             Telecopier:  (212) 408-2420
Telecopier:  (212) 872-1198

------------------------------------------------------------------------------------------

Exeter Equity Partners, L.P.           Madison Investment Partners II LP
c/o The Exeter Group                   660 Madison Avenue
10 E. 53rd Street                      15th Floor
New York, NY  10022                    New York, New York 10021
Attn:  Keith Fox                       Telephone:  (212) 223-2600
Telephone:  (212) 872-1172             Telecopier:  (212) 223-8208
Telecopier:  (212) 872-1198            Attn:  B. Martha Cassidy

------------------------------------------------------------------------------------------

Fiber Island, LLC
499 Park Avenue                        Burden Direct Investment Fund III
24th Floor                             10 East 53rd Street
New York, NY  10022                    32nd Floor
Attn:  Richard O'Connell               New York, NY 10022
Telephone:  (212) 702-0606             Attn:  Jeffrey Weber
Telecopier:  (212) 421-0169            Telephone:  (212) 872-1133
                                       Telecopier:  (212) 872-1199
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

Howard Bergtraum                       Delta Opportunity Fund, Ltd
c/o O'Sullivan Graev & Karabell, LLP   c/o International Fund Administration, Ltd.
30 Rockefeller Plaza                   Suite 464
New York, NY  10112                    48 Par La Ville Road
Telephone:  (212)  408-2400            Hamilton HM11
Telecopier:  (212) 408-2420            Bermuda
                                       Telephone:  (441) 295-4718
                                       Telecopier:  (441) 295-9637

------------------------------------------------------------------------------------------

Overbrook Fund I, LLC                  Delta Opportunity Fund (Institutional), LLC
c/o Overbrook Management Corporation   c/o Diaz & Altschul Management, LLC
521 Fifth Avenue                       745 Fifth Avenue
15th Floor                             Suite 1710
New York, New York 10175               New York, New York 10151
Attn:  Nora E. Jobson                  Attn:  Arthur G. Altschul, Jr.
Telephone:  (212) 661-8710             Telephone:  (212) 751-1011
Telecopier:  (212) 661-8664            Telecopier:  (212) 751-5757

------------------------------------------------------------------------------------------

Reinaldo M. Diaz
New York, New York
Telephone:
Telecopier:

------------------------------------------------------------------------------------------